UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM S-1
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



Filed June 05 th, 2012


Address 1329 Needham Avenue
Bronx New York 10469
Telephone (347) 843-8040
CIK 0001521373
Fiscal Year 12/31


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As filed with the Securities and Exchange Commission on June 05 th, 2012
Registration No. 811-22568


UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM S-1
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933



New York
State or Other Jurisdiction of Incorporation or Organization



6189
Primary Standard Industrial Classification Code Number


36-4660775
I.R.S. Employer Identification Number


1319 Needham Avenue
Bronx New York 10459
(347) 843-8040
Address, Including Zip Code, and Telephone Number,
Including Area Code,
of Agent for Service



Copies to:
1329 Needham Avenue
Bronx New York 10469
(347) 347-8040
Independent Director,Ferris Christian




CALCULATION OF REGISTRATION FEE

Title of each class of
securities to be registered
Common Stock, $0.01 par value per share
Participation interests


Amount to be registered
$ 8,100,000.00


Proposed maximum offering
price per share
$ 1.45


Proposed maximum
aggregate offering price
$ 11,745,000.00


Amount of
registration fee
$ 1,345,98


A. The registrant is subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Securities ExchangeAct of
1934 (Exchange Act).







Ferris A Christian
(Registrant)
Independent Director
By (Signature and Title)
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Ferris A Christian (Signature)
Chief Financial Officer (Title)
June 05 th, 2012
(Date)